Exhibit 23.1

                          Independent Auditors' Consent




          The Board of Directors
          Tidewater Inc.:


          We consent to the use of our report incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on March 9, 1998.




          KMPG Peat Marwick LLP


          New Orleans, Louisiana
          March 4, 1998